Exhibit 99.1

Contacts:

Felicia Spagnoli	Justine Alonzo
Media Relations	Investor Relations
Color Kinetics Incorporated	Color Kinetics Incorporated
617-701-2292	617-701-2272
fspagnoli@colorkinetics.com	jalonzo@colorkinetics.com
COLOR KINETICS REPORTS REVENUES FOR THIRD QUARTER 2006
Third quarter revenues rise 21% year over year to $17.1 million
Boston, MA — October 26, 2006 — Color Kinetics Incorporated (NASDAQ: CLRK), a leading innovator of LED lighting systems and technologies, today announced its results of operations for the third quarter of 2006. Revenues were $17.1 million, an increase of 21% from the $14.1 million reported in the third quarter of 2005. GAAP net income was $1.1 million or $0.05 per fully diluted share. Non-GAAP net income for the third quarter was $1.7 million or $0.08 per fully diluted share prior to non-cash charges of $607,000 associated with the FAS 123R accounting standard.
”We’re very pleased to report another quarter of record financial performance, driven by strong Lighting Systems sales both domestically and overseas,” said Bill Sims, President and CEO, Color Kinetics. “We continue to achieve top line success and drive bottom line results while investing in the company’s long-term growth plans.”
“Our growing number of landmark installations, such as the newly unveiled LAX Gateway, point to the return on investment that customers can realize with LED systems. In addition, our latest OEM and licensing agreements indicate the accelerating momentum of our programs across a number of markets,” said Sims.
Third quarter highlights include:
•	37% growth in Lighting Systems revenues year over year, driven by record North American and International sales

•	Consistently strong overall gross margins at 56%

•	New OEM agreements signed with Advanced Lighting, Ergo Research, and Sky-Skan

•	New licensing agreements signed with Robe Show Lighting and Spin Master, and the launch of SC Johnson’s Color Kinetics-licensed product

•	The issuance of a new U.S. and new Australian patent, bringing the worldwide total to 53 patents
For the fourth quarter of 2006, the company currently targets revenues within the range of $17.4 million to $18.4 million, with non-GAAP net income of $0.08 to $0.10 per fully diluted share prior to stock-based compensation expense. Net income on a GAAP basis, reflecting FAS 123R stock compensation, is expected to be between $0.05 and $0.07 per fully diluted share.
Color Kinetics will host a conference call to review its third quarter results after the close of market today. The conference call may be accessed by dial-in number or via the Internet as follows:
Time: 5:00 pm ET
Domestic dial-in number: 800-901-5259

International dial-in number: 617-786-4514
Passcode: 41536856
Webcast: http://phx.corporate-ir.net/phoenix.zhtml?c=178448&p=irol-irhome
A dial-in replay of the conference call will be available from 7:00 pm ET on October 26 through November 2 at 888-286-8010 (domestic), 617-801-6888 (international), passcode: 39365711. The webcast will be archived and available for one year via the Investor Relations section of Color Kinetics’ website.
About Color Kinetics
Color Kinetics Incorporated (NASDAQ: CLRK) transforms environments through new, dynamic uses of light. Its award-winning lighting systems and technologies apply the benefits of LEDs as a highly efficient, long lasting, environmentally friendly, and inherently digital source of illumination — reinventing light itself as a highly controllable medium. Color Kinetics also enables widespread adoption of LED lighting through OEM and licensing partnerships in diverse markets. The company is headquartered in Boston, MA with offices in the UK, China, and Japan. More information is available at www.colorkinetics.com.
# # #
©2006 Color Kinetics Incorporated. All rights reserved. Color Kinetics and the Color Kinetics logo are registered trademarks of Color Kinetics Incorporated. All other trademarks mentioned are the property of their respective owners.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Color Kinetics Incorporated’s business that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these statements involve risks and uncertainties, are only predictions and may differ materially from actual future events and results. For a discussion of such risks and uncertainties, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the Twelve Months Ended December 31, 2005, File Number 000-50798, and most recent 10-Q, each as filed with the Securities and Exchange Commission.

Color Kinetics Incorporated
Condensed Consolidated Balance Sheets
(Unaudited and in thousands, except per share data)

	September 30,	December 31,
	2006	2005
ASSETS

CURRENT ASSETS:
Cash and equivalents	$37,964	$43,032
Investments	21,673	14,137
Restricted cash	693	100
Accounts receivable, net	12,312	7,813
Accounts receivable from related party	183	249
Inventory	6,823	7,159
Prepaid expenses and other current assets	1,333	1,436

Total current assets	80,981	73,926
PROPERTY AND EQUIPMENT—net	1,816	1,026
INTANGIBLE ASSETS—net	287	—
INVESTMENT IN JOINT VENTURE	880	887
RESTRICTED CASH—Non-current portion	—	900

TOTAL ASSETS	$83,964	$76,739

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$2,392	$1,019
Accounts payable to related party	698	63
Accrued expenses	2,561	2,169
Accrued compensation	2,558	2,251
Accrued restructuring	340	385
Accrued warranty	924	876
Deferred revenue	353	231

Total current liabilities	9,826	6,994

ACCRUED RESTRUCTURING—Non-current portion	—	243

COMMITMENTS AND CONTINGENCIES STOCKHOLDERS’ EQUITY:
Common stock, $0.001 par value	19	18
Additional paid-in capital	102,101	99,210
Accumulated other comprehensive loss	(65)	(120)
Accumulated deficit	(27,917)	(29,606)

Total stockholders’ equity	74,138	69,502

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$83,964	$76,739

Color Kinetics Incorporated
Condensed Consolidated Statements of Income
(Unaudited and in thousands, except per share data)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2006			2005	2006			2005
	GAAP	SFAS 123R	Non-GAAP		GAAP	SFAS 123R	Non-GAAP
REVENUES:
Lighting systems	$15,565		$15,565	$11,361	$42,392		$42,392	$31,672
OEM and licensing	1,505		1,505	2,697	4,870		4,870	6,755

Total revenues	17,070		17,070	14,058	47,262		47,262	38,427
COST OF REVENUES:
Lighting systems	6,808	$(17)	6,791	5,457	18,943	$(53)	18,890	15,145
OEM and licensing	696	—	696	1,137	1,871	—	1,871	3,103

Total cost of revenues	7,504	(17)	7,487	6,594	20,814	(53)	20,761	18,248

GROSS PROFIT	9,566	17	9,583	7,464	26,448	53	26,501	20,179

OPERATING EXPENSES:
Selling and marketing	4,081	(129)	3,952	3,004	12,158	(362)	11,796	8,257
Research and development	1,813	(111)	1,702	1,162	5,218	(332)	4,886	3,369
General and administrative	3,268	(350)	2,918	2,587	9,267	(1,014)	8,253	6,839

Total operating expenses	9,162	(590)	8,572	6,753	26,643	(1,708)	24,935	18,465

INCOME (LOSS) FROM OPERATIONS	404	607	1,011	711	(195)	1,761	1,566	1,714
INTEREST INCOME	700	—	700	443	1,898	—	1,898	1,147
EQUITY IN EARNINGS (LOSS) OF JOINT VENTURE	(28)	—	(28)	96	(14)	—	(14)	110

NET INCOME	$1,076	$607	$1,683	$1,250	$1,689	$1,761	$3,450	$2,971

EARNINGS PER SHARE:
Basic	$0.06	$0.03	$0.09	$0.07	$0.09	$0.10	$0.19	$0.16
Diluted	$0.05	$0.03	$0.08	$0.06	$0.08	$0.09	$0.17	$0.15
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	18,553	18,553	18,553	18,251	18,501	18,501	18,501	18,113
Diluted	19,930	19,930	19,930	19,672	19,959	19,959	19,959	19,558

Color Kinetics Incorporated
Condensed Consolidated Statements of Cash Flows
(Unaudited and in thousands)

	Nine Months Ended September 30,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,689	$2,971
Adjustments to reconcile net income to cash from operating activities:
Depreciation and amortization	919	746
Stock-based compensation	1,782	24
Loss on disposal of property and equipment	—	4
Equity in (earnings) loss of joint venture	14	(110)
Common stock issued for services	74	37
Changes in assets and liabilities:
Accounts receivable	(4,433)	(2,560)
Inventory	336	(1,511)
Prepaid expenses and other current assets	103	(673)
Accounts payable	2,008	428
Accrued expenses	747	381
Deferred revenue	122	46
Accrued restructuring	(288)	(305)

Cash flows from operating activities	3,073	(522)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investments	(20,348)	(43,357)
Maturities of investments	12,869	35,097
Purchases of property and equipment	(1,696)	(813)
Purchase of patent	(300)	—
Restricted cash	307	100

Cash flows from investing activities	(9,168)	(8,973)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the exercise of stock options	775	1,594
Proceeds from issuance of common stock	261	277

Cash flows from financing activities	1,036	1,871

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(9)	(37)

DECREASE IN CASH AND EQUIVALENTS	(5,068)	(7,661)
CASH AND EQUIVALENTS—Beginning of period	43,032	26,198

CASH AND EQUIVALENTS—End of period	$37,964	$18,537